                  NYLIAC Survivorship Variable Universal Life
                                  investing in
               NYLIAC Variable Universal Life Separate Account-I
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                Supplement dated June 14, 1999 to Prospectus dated May 1, 1999

        This supplement describes a change to the Survivorship Variable Universal Life policies that New York Life Insurance and Annuity Corporation ("NYLIAC") offers in the state of New York. This supplement provides information that you should know before you invest in the policies. You should read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

The following sentence is added to the section entitled "New York" which begins on page B-2 of Appendix B:

- Supplementary Term Rider - You may change your Life Insurance Benefit Option after this rider ends or is terminated.






                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                51 MADISON AVENUE
                               NEW YORK, NY 10010

                    DISTRIBUTED BY: NYLIFE DISTRIBUTORS INC.